UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013 (October 18, 2013)

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA

30319

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (404) 504 - 9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Supplemental Indenture

On October 18, 2013, Gray Television, Inc. (“Gray”, “we” or the “Company”) issued $375,000,000 in aggregate principal amount of its 7 1⁄2% senior notes due 2020 (the “Additional Notes”) pursuant to a supplemental indenture (the “Supplemental Indenture”) to that certain indenture, dated as of October 9, 2012, between Gray, the subsidiary guarantors named therein (collectively, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”). The Additional Notes are an additional issuance of, and rank equally and form a single series with, the $300.0 million aggregate principal amount of the Company’s 7 1⁄2% senior notes due 2020 which were issued under the Base Indenture on October 9, 2012 (the “Existing Notes” and, together with the Additional Notes, the “Notes”). The Additional Notes have substantially the same terms as the Existing Notes, including being guaranteed by all of the Company’s existing subsidiaries and certain future domestic restricted subsidiaries.

The Additional Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The Notes mature on October 1, 2020. Interest on the Notes is payable semiannually, on April 1 and October 1 of each year. We may redeem some or all of the Notes at any time after October 1, 2015 at specified redemption prices. We may also redeem up to 35% of the aggregate principal amount of the Notes using the proceeds from certain equity offerings completed before October 1, 2015. In addition, we may redeem some or all of the Notes at any time prior to October 1, 2015 at a price equal to 100% of the principal amount thereof plus a make whole premium set forth in the Indenture, and accrued and unpaid interest. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the Notes.

The Notes and related guarantees are Gray’s and the Guarantors’ senior unsecured obligations. The Additional Notes and guarantees rank:

•	equally in right of payment with all of Gray’s and the Guarantors’ existing and future senior debt, including the Existing Notes;

•	senior in right of payment to Gray’s and the Guarantors’ existing and future subordinated debt;

•	effectively junior to any of Gray’s and the Guarantors’ debt (including under the Company’s senior credit facility) that is secured to the extent of the value of the assets securing such debt; and

•	structurally junior to any debt and liabilities of Gray’s subsidiaries, if any, that do not guarantee the Additional Notes.

A copy of the Supplemental Indenture is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Additional Notes and the Supplemental Indenture is qualified in its entirety by reference to the complete text of the Indenture.

Registration Rights Agreement

In connection with the issuance of the Additional Notes, Gray, the Guarantors and the initial purchasers of the Additional Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of October 18, 2013. The Registration Rights Agreement requires Gray to use its commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) relating to the Additional Notes within 270 days after the date the Additional Notes were issued, and to consummate such exchange offer on or before the 360th day after the date the Additional Notes were issued. If, under certain circumstances, an exchange offer is not completed within the required timeframe, Gray must use its commercially reasonable efforts to cause a shelf registration statement covering resales of the Additional Notes to be declared effective, as promptly as practicable, and must keep such shelf registration statement effective until the earlier of (i) the second anniversary of the original issue date of the Additional Notes and (ii) the date all Additional Notes covered by the shelf registration statement have been sold as contemplated by the shelf registration statement. If Gray fails to satisfy its obligations under the Registration Rights Agreement, it will, under certain circumstances, be required to pay additional interest to the holders of the Additional Notes.

A copy of the Registration Rights Agreement is attached to this Report as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

The Company has various relationships with the initial purchasers of the Additional Notes, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC. The initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. Certain of the initial purchasers or their affiliates are agents, arrangers and/or lenders under the Company’s senior credit facility. The initial purchasers, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above under the subheading “Supplemental Indenture” is incorporated herein by reference.

Item 8.01.	Other Events.

On October 18, 2013, Gray issued a press release announcing the closing of the sale of the Additional Notes.

A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report shall not constitute an offer to sell or a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Supplemental Indenture, dated as of October 18, 2013, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of October 18, 2013, by and among Gray Television, Inc., the guarantors party thereto, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Inc. and RBC Capital Markets, LLC.

99.1	Press release dated October 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: October 21, 2013	By:	/s/ James C. Ryan
James C. Ryan
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Number	Exhibit

4.1	Supplemental Indenture, dated as of October 18, 2013, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of October 18, 2013, by and among Gray Television, Inc., the guarantors party thereto, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Inc. and RBC Capital Markets, LLC.

99.1	Press release dated October 18, 2013.